SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 July 16, 2008

Date of Report
(Date of Earliest Event Reported)

 SONOSITE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices) (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 7.01	Regulation FD Disclosure

On July 16, 2008, SonoSite, Inc. and Zonare Medical Systems, Inc. settled their patent infringement suit in federal district court in California involving SonoSite’s U.S. Patent No. 5,722,412 and Zonare’s U.S. Patent No. 6,980,419. Pursuant to the settlement, the parties entered into a cross license of the patents-in-suit limited to certain existing products of each party, and provided each other with mutual releases and covenants not to sue for a certain period of time.  The terms of the agreement are confidential.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	July 18, 2008	By:	/s/ BERNARD J. PITZ

Bernard J. Pitz Senior Vice President, Chief Financial Officer and Treasurer